PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Jan. 01, 2019	Dec. 31, 2018
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Receivable From Payment Processing Agencies Current	$ 217		$ 1,386
Prepayment to suppliers	967		838
Rental deposits and prepaid rents	680		268
Deferred expense	350		686
Others	1,405		2,633
Total	$ 3,619	$ 5,554	$ 5,811